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                                                                  EXHIBIT 10.265

DaimlerChrysler Services           DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC
Truck Finance                  DIRECT PURCHASE MONEY LOAN AND SECURITY AGREEMENT

DATE:04/01/2004                       *101*                                *   *
QUOTE NO. 60609

BORROWER:      MEADOW VALLEY CORPORATION
               -------------------------
               (Print Full Name)
               4411 SO. 40TH STREET STE D-11    PHOENIX                AZ        85040
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               (Street No.)                     (City)       (County)  (State)   (Zip)

CO-BORROWER:   MEADOW VALLEY CONTRACTORS, INC
               -----------------------------------------------------------------------
               (Print Full Name)
               4635 ANDREWS ST SUITE F          NORTH LAS              NV        89030
                                                VEGAS
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               (Street  No.)                    (City)       (County)  (State)   (Zip)

DEALER:        Desert Dodge Inc
               -----------------------------------------------------------------------
               (Print Full Name)
               4701W Sahara                     Las Vegas              NV        89102
               -----------------------------------------------------------------------
               (Street No.)                    (City)        (County)  (State)   (Zip)

LENDER: DaimlerChrysler Services North America LLC, 1011 Warrenville Road, Lisle, Illinois 60532.

I (meaning individually, collectively, and interchangeably, all Borrowers named above, jointly and severally) have entered into a direct loan with Lender to finance the purchase of the following described Equipment. I acknowledge to have accepted delivery of the Equipment in good order without reservation of rights and without implied warranty as to condition, merchantability, and suitability for any purpose. I further acknowledge and certify that I have entered into this loan with Lender, and I intend to use the purchased Equipment, primarily for business or commercial purposes, and not for personal, family, household or agricultural purposes.

DESCRIPTION OF EQUIPMENT: **** SEE ATTACHED ADDENDUM ****

NEW      MAKE     MODEL     SERIAL NUMBER     BODY TYPE     MODEL     CASH SALE
USED                                                        YEAR        PRICE
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
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRADE-IN & DOWNPAYMENT

  MAKE        MODEL       SERIAL NUMBER      BODY TYPE   MODEL YEAR   ALLOWANCE
--------------------------------------------------------------------------------
CHEVROLET   TAHOE       1GNEK13TX1J162166    SUV         2001         $12,000.00
DODGE       2500 QUAD   1B7KF2362YJ175424    PICKUP      2000         $12,500.00

List Payoff to: GECFS APEX FLEET             Payoff Amount            $11,581.27
                                             Net Trade-in Allowance   $12,918.73
                                             Cash Downpayment         $     0.00
                                             TOTAL DOWNPAYMENT        $12,918.73

TOTAL OF PAYMENTS CALCULATION

1.       Total Cash Sale Price                                      $ 145,098.00
2.       Less Total Downpayment                                     $  12,918.73
3.       Unpaid Balance of Cash Price (1-2)                         $ 132,179.27
   ITEMIZED CHARGES
         A. Physical Damage Insurance                  $    0.00
         B. Credit Life/Disability Insurance           $    0.00
         C. Non-Trucking Liability Insurance           $    0.00
         D. Guaranteed Auto Protection Insurance       $    0.00
         E. Insurance Tax (if applicable)
         F. Registration/License/Title Fees            $  113.00
         G. Federal Excise Tax                         $    0.00
         H. Sales Tax                                  $6,585.70
         I. Documentation Fee                          $    0.00
         J. Origination Fee
         K. Other (DRIVE AWAY PERMITS)                 $   73.00
         L. Other (     )                              $    0.00
         M. Other (     )                              $    0.00
         N. Business Service Fee (      ):             $    0.00
4.       Total Itemized Charges (Sum of A through N)                $   6,771.70
5.       Amount Financed (3+4)                                      $ 138,950.97
6.       Finance Charge                                             $  19,729.83
7.       Total of Payments (5+6)                                    $ 158,680.80

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DaimlerChrysler Services           DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC
Truck Finance                  DIRECT PURCHASE MONEY LOAN AND SECURITY AGREEMENT

                              TERMS AND CONDITIONS               QUOTE NO. 60609

1. PROMISE TO PAY: I promise to pay to the order of Lender the Total of Payments indicated above, which includes principal (Amount Financed) and precomputed interest (Finance Charge).

2. PAYMENT SCHEDULE: My loan is payable in 60 installment payments of $2,644.68 each, commencing on 05/08/2004 and the 8th day of each successive month thereafter, except as follows: N/A.

3. LATE PAYMENT: If I fail to make any payment within ten (10) days of the due date, I agree to pay Lender a late payment fee in an amount equal to 5% of the delinquent payment, or such lesser amount as may be limited by law.

4. RETURNED CHECK CHARGES: If I make any payment by Agreement, and my check is returned unpaid for any reason, I agree to pay Lender a returned check charge in the amount of $25.00, or such lesser amount as may be limited by law.

5. PREPAYMENT: I may prepay my Indebtedness under this Agreement, less any required rebate of unearned interest, in full at any time. The rebate will be based upon either simple interest or the Rule of 78's, whichever is more favorable to me.

6. GRANT OF SECURITY INTEREST: In order to secure the prompt and punctual payment and satisfaction of my Indebtedness (as defined herein), I am granting Lender a security interest in the Equipment, and in all accessions, replacements and additions to the Equipment, and in all leases of the Equipment, and in all lease payments, rentals, and rights thereto, and in all proceeds derived from the Equipment, including insurance proceeds and refunds of insurance premiums. I also agree that collateral securing other loans, credit sales and leases that I may have with Lender, whether now or in the future, additionally will secure my Indebtedness under this Agreement. The Equipment, all leases of the Equipment, all lease payments, rentals, and rights thereto, proceeds, and my additional collateral securing other loans, credit sales, and leases with Lender, are individually, collectively and interchangeably referred to under this Agreement as my "Collateral." For purposes of this Agreement, the term "Indebtedness" means: (1) my indebtedness under my loan and under this Agreement for payment of principal, interest, late charges and returned check fees; (2) my indebtedness under any other loans or obligations that I may now and in the future owe to Lender; (3) all additional funds that Lender may advance on my behalf as provided in this Agreement; and (4) Lender's costs and expenses incurred in enforcing Lender's rights under this Agreement, and in protecting and preserving the Collateral, including reimbursement of Lender's reasonable attorney's fees, court costs, and collection expenses. I authorize Lender to perfect its security interest in the Collateral by filing a copy of this Agreement, or a UCC financing statement, and/or title documentation with the proper filing or title office. I agree to reimburse Lender for all filing costs and perfection expenses, as well as for all costs of amending, continuing and terminating such filings.

7. COVENANTS: I agree: (1) not to sell, lease, transfer or assign the Collateral without Lender's prior written consent; (2) not to allow any other security interest or lien to be placed on or to attach to the Collateral; (3) not to make any material changes or alterations to the Equipment without Lender's prior written consent (including replacements, additions, accessories or substitutions); (4) not to remove the Equipment from the state in which I reside or have my principal offices, other than in the ordinary course of business, for a period in excess of sixty (60) consecutive days, without first obtaining Lender's prior written consent; (5) not to retitle the Equipment in another state without first notifying Lender; and (6) if I am a business entity, not to change my name or form or state of organization without first notifying Lender at least thirty (30) days in advance of such change. I further agree: (a) that anything that may be attached to the Equipment will become an accession to the Equipment, and will become part of the Collateral; (b) to make all necessary repairs to, and not to abandon the Equipment; (c) to abide by all laws and rules and regulations with respect to the use and operation of the Equipment, and to obtain all necessary permits and licenses is those jurisdictions where required;
(d)to pay all taxes and assessments levied against the Equipment and to furnish Lender with proof of such payments; and (e) to permit Lender to inspect the Equipment at reasonable times.

8. INSURANCE: So long as my Indebtedness remains unpaid and unsatisfied, I agree to maintain insurance on the Equipment, at my expense, and with such coverages and deductible limits as may be required by Lender, and with such financially responsible insurance companies as may be acceptable to Lender. Such insurance shall include: (a) collision coverage; and (b) either (1) comprehensive coverage, or (2) fire, theft and combined additional coverages, on the Equipment, with a deductible not to exceed $1,000, insuring against loss up to the value of the Equipment at the time of loss. I agree to name Lender as a non-contributory lender loss payee beneficiary and as an additional insured under my insurance policy, which will require at least twenty (20) days advance written notice to Lender before such insurance may lapse, or be reduced or canceled or terminated for any reason. I agree to provide Lender with a copy of my insurance policy along with evidence that I have paid the policy premiums and all renewal premiums. I assign to Lender all proceeds from insurance policies covering the Equipment, including, but not limited to, refunds of unearned premiums of any credit life, credit disability, property or other insurance financed by Lender under this Agreement, and direct the insurance companies to pay such amounts directly to Lender. Lender may apply any such insurance proceeds and returned premiums received to the unpaid balance of my then Indebtedness. I instruct my insurance company to make such payments directly to Lender. I also grant Lender an irrevocable power of attorney, coupled with an interest, to endorse any draft or check received as proceeds of insurance, and if I am then in default, to negotiate and settle any claims I may have with respect to the Equipment. Should I fail to purchase and maintain insurance on the Equipment, or should I fail to do whatever else is required of me under this Agreement, then Lender shall have the right (at Lender's sole option, and without any responsibility or liability to do so) to purchase insurance of such type and coverages, and in such amounts as Lender deems acceptable, and to do such other acts as Lender may deem, within its sole discretion, to be necessary and proper. I agree to immediately reimburse Lender for all additional sums that Lender may advance for such purposes, together with interest thereon at the rate of 18% per annum, or such lesser rate as may be limited by law, from the date of each advance until I repay Lender in full. I authorize Lender to release to third parties any information necessary to facilitate insurance and tax monitoring and insurance placement.

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DaimlerChrysler Services           DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC
Truck Finance                  DIRECT PURCHASE MONEY LOAN AND SECURITY AGREEMENT

9. DEFAULT AND ACCELERATION: Lender has the right at its sole option to insist on immediate payment in full of all Indebtedness that I may owe to Lender, less any required rebates of unearned interest, upon the occurrence of any one or more of the following events: (1) if I fail to make any payment under this Agreement when due; or (2) if I am in default under any other provision of this Agreement; or (3) if I am in default under any other loan, extension of credit, or obligation that I may then owe to Lender; or (4) if I should become insolvent, or apply for bankruptcy or other relief from creditors; or (5) if any of the Equipment is seized under process of law; or (6) if any guaranty of my obligations under this Agreement is withdrawn or becomes unenforceable for any reason; or (7) if Lender reasonably believes itself to be insecure in the repayment of this Agreement. After default and acceleration, I agree to continue to pay Lender interest on the then unpaid balance of my Indebtedness at the rate of eighteen (18%) percent per annum, or such lesser rate as may be limited by law.

10. DEFAULT REMEDIES: Should I default under this Agreement, and Lender elects to accelerate payment of my Indebtedness, Lender may exercise all of the rights and remedies available to secured creditors generally under the Uniform Commercial Code in effect in the state where the Collateral is then located. I agree to turn over and deliver the Collateral to Lender at my expense, at the time and at the location Lender may demand of me. Alternatively, Lender may enter any premises or other place where the Collateral may be located, and take possession of the Collateral, and all other property then located on or in the Collateral, provided that Lender is able to do so without breach of the peace. Lender may then sell the Collateral without warranty at public or private sale, and apply the sale proceeds to the satisfaction of my Indebtedness. Lender has no obligation to clean-up, repair, or prepare the Collateral for sale. Any requirement that Lender notify me of the sale or other disposition of the Collateral will be satisfied if Lender sends me a written communication at least ten (10) days in advance of the date on which a public sale is scheduled, or within ten (10) days in advance of the time after which a private sale or other disposition may take place.

11. WAIVERS: I and all Guarantors each waive presentment, notice, and demand for payment, and agree that our liability under this Agreement shall be joint and several with each other. We further agree that discharge or release of any party, or Collateral, or any extension of time for payment, or any delay in enforcing Lender's rights, will not cause Lender to lose any of its rights. I EXPRESSLY WAIVE ANY RIGHT TO A JURY TRIAL IN ANY DISPUTE REGARDING OR ARISING OUT OF THIS AGREEMENT, THE SALE OF THE EQUIPMENT, OR MY RELATIONSHIP WITH LENDER OR DEALER.

12. COLLECTION ATTORNEY'S FEES AND EXPENSES: If Lender has to sue me, or if Lender refers my loan to an attorney for collection, I agree to pay Lender reasonable attorney's fees. I further agree to reimburse Lender for its court costs and collection expenses incurred in enforcing Lender's rights under this Agreement.

13. SAVINGS CLAUSE: It is Lender's intent to fully comply with all laws and regulations limiting imposition and collection of interest and other fees and charges in connection with my loan. Should I be called upon, or should I ever pay interest or other fees and charges to Lender in excess of the amount(s) and rate(s) permitted, I agree that Lender may cure such violation by crediting any excess amount that I have paid against my then outstanding Indebtedness under this Agreement.

14. NO AGENCY RELATIONSHIP; NO RIGHT TO ASSERT CLAIMS AND DEFENSES: I fully understand and unconditionally agree that neither Dealer, the Equipment manufacturer and distributor, nor their employees, are Lender's partners, agents, or representatives, and have no right to commit, bind or obligate Lender in any way. My obligations to Lender under this Agreement are absolute and unconditional, and I have no right to assert against Lender any claims or defenses that I may have against the Dealer, the Equipment manufacturer, distributor, or their employees.

15. REPRESENTATIONS AND WARRANTIES: I represent and warrant to Lender that: (1) my correct legal name and state of residence or organization are listed on page 1 of this Agreement, and I am properly authorized, licensed and in good standing to conduct business in each applicable jurisdiction; (2) none of the preprinted provisions of this Agreement have been altered, modified, or stricken by me or by anyone else; (3) I or my authorized representative properly executed this Agreement in my name and my signature on this Agreement, or that of my authorized representative, is genuine; (4) the amount of the cash downpayment reflected in this Agreement was paid by me to the Dealer in cash prior to the time this Agreement was signed; (5) any trade-in allowance, rebate or incentive payment reflected in this Agreement is bona fide and was applied to the Cash Sale Price of the Equipment; and (6) I have and intend to license, title, and register the Equipment in the proper state or jurisdiction.

16. GOVERNING LAW: I agree that this Agreement shall become effective only when it is received and accepted by Lender in the State of Illinois. I further agree that this Agreement and my credit financing of the Equipment shall be governed and construed under the laws of the State of Illinois irrespective of the conflict of laws principles of that state.

17. MISCELLANEOUS: In this Agreement, the words "I", "me", "my", "we", "us" and "our" individually, collectively and interchangeably mean each person or entity signing this Agreement as a Borrower, Co-Borrower or Guarantor, their successors and assigns, and all other persons that may be or become obligated under this Agreement. "Lender" means DaimlerChrysier Services North America LLC, and its successors, transferees and assigns. All schedules executed in connection with this Agreement are part of this Agreement. This Agreement and any such schedules constitute the entire agreement between the parties. No modification or amendment of this Agreement shall be effective unless in writing signed by all parties. All provisions of this Agreement that are prohibited by applicable law shall be ineffective solely to the extent of such prohibition without invalidating the other provisions of this Agreement. Any waiver of Lender's rights and remedies under this Agreement shall be effective only if specifically agreed by Lender in writing.

I (WE) ACKNOWLEDGE RECEIPT OF A COMPLETED COPY OF THE AGREEMENT, AND AGREE TO ITS TERMS.

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DaimlerChrysler Services           DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC
Truck Finance                  DIRECT PURCHASE MONEY LOAN AND SECURITY AGREEMENT

BUYER : MEADOW VALLEY CORPORATION      CO-BUYER: MEADOW VALLEY CONTRACTORS, INC.

BY (SIGNATURE) X: /s/ [ILLEGIBLE]      BY (SIGNATURE) X: /s/ [ILLEGIBLE]
                  ---------------                        ----------------------
TITLE: V.P.                            TITLE: V.P.

                                                                 QUOTE NO. 60609

                                    GUARANTY

I (we) hereby, jointly, severally and unconditionally guarantee payment of all Indebtedness under this Agreement, and all extensions, substitutions and refinancings thereof, and agree to the Agreement's terms and conditions. I (we) waive any rights that I (we) may have to require DCS to first exhaust its remedies against the Buyer(s), the Collateral, or any other guarantor, before collecting under this Guaranty.

GUARANTOR NAME: ____________________     GUARANTOR NAME: _____________________

GUARANTOR (SIGNATURE): X ___________     GUARANTOR (SIGNATURE) X: ____________

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